EXHIBIT 24.1

                                POWER OF ATTORNEY

                                POWER OF ATTORNEY

         Each person whose signature appears below hereby appoints each of Samuel J. Wohlstadter, Richard J. Massey and George Migausky severally, acting alone and without the other, his/her true and lawful attorney-in-fact with the authority to execute in the name of each such person, any and all amendments (including without limitation, post-effective amendments) to this Registration Statement on Form S-3, to sign any and all additional registration statements relating to the same offering of securities as this Registration Statement that are filed pursuant to rule 462(b) of the Securities Act, and to file such registration statements with the Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, necessary or advisable to enable the Registrant to comply with the Securities Act, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the Registration Statement as the aforesaid attorney-in-fact executing the same deems appropriate.

SIGNATURE                              TITLE                               DATE
                                       Chairman, Chief Executive Officer   March 22, 2002
/s/ Samuel J. Wohlstadter              (Principal Executive Officer);
-------------------------
Samuel J. Wohlstadter                  Director
                                       Vice President and Chief            March 22, 2002
/s/ George V. Migausky                 Financial Officer (Principal
----------------------
George V. Migausky                     Financial and Accounting Officer)
                                       President, Chief Operating          March 19, 2002
/s/ Richard J. Massey                  Officer; Director
---------------------
Richard J. Massey

/s/ Richard W. Cass
---------------------                  Director                            March 21, 2002
Richard W. Cass

/s/ Anthony Rees
--------------------                   Director                            March 22, 2002
Anthony Rees

/s/ Robert R. Salsmans
----------------------                 Director                            March 22, 2002
Robert R. Salsmans

______________________                 Direcotr                            March ___, 2002
Joop Sistermans